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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                                     1934.



               Date of Report                    February 24, 1999


                        SBA COMMUNICATIONS CORPORATION
                        ------------------------------
            (Exact name of registrant as specified in its charter)

                 Florida                                                  333-50219                          65-0716501
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 (State or other jurisdiction of incorporation or organization)   Commission File Number       (I.R.S. Employer Identification No.)


     One Town Center Road, Boca Raton, Florida                                                               33486
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      (Address of principal executive offices)                                                             (Zip code)


                                                          (561) 995-7670
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                                       (Registrant's telephone number, including area code)

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Item 5    Other Events

          SBA Communications Corporation's ("SBA) wholly-owned subsidiary, SBA Telecommunications, Inc. has successfully closed on a new $125 million senior credit facility. The new credit facility replaces the prior $55 million credit facility and will be used to fund the construction and acquisition of wireless communications towers and related assets, as well as for general corporate purposes. A copy of the press release issued by SBA, on February 16, 1999 with respect to this financing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



Item 7    Financial Statements and Exhibits

          (c)  Exhibits

          99.1  Press release dated February 16, 1999

          99.2 AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 5, 1999, among SBA COMMUNICATIONS CORPORATION, a Florida corporation ("Holdings"), SBA TELECOMMUNICATIONS, INC., a
                              --------
                Florida corporation (the "Borrower"), the several banks and
                                          --------
                other financial institutions or entities from time to time parties to this Agreement (the "Lenders"), LEHMAN BROTHERS INC.,
                                                -------
                as advisor and book manager (`LBI"), LEHMAN BROTHERS INC., as a
                                              ----
                co-arranger (in such capacity, a "Co-Arranger"), GENERAL
                                                  -----------
                ELECTRIC CAPITAL CORPORATION, as a co-arranger (in such capacity, a "Co-Arranger") and as syndication agent (in such
                             -----------
                capacity, the "Syndication Agent"), TORONTO DOMINION (TEXAS),
                               -----------------
                INC., as documentation agent (in such capacity, the "Documentation Agent"), BARCLAYS BANK PLC (in such capacity, the
                 -------------------
                "Co-Documentation Agent") and LEHMAN COMMERCIAL PAPER INC., as
                 ----------------------
                administrative agency (in such capacity, the "Administrative
                                                              --------------
                Agent").
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



February 24, 1999                    /s/  Jeffrey A. Stoops
                                     ----------------------
                                     Jeffrey A. Stoops
                                     Chief Financial Officer